UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300 Dallas Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On August 3, 2021, HollyFrontier Corporation (“HollyFrontier”) announced that it had entered into a Business Combination Agreement, dated as of August 2, 2021 (the “Business Combination Agreement”), by and among HollyFrontier, Hippo Parent Corporation (“New Parent”), Hippo Merger Sub, Inc. (“Parent Merger Sub”), The Sinclair Companies (“Sinclair HoldCo”) and Hippo Holding LLC (the “Target Company”). Pursuant to the Business Combination Agreement, HollyFrontier will acquire the Target Company by effecting (a) a holding company merger in accordance with Section 251(g) of the Delaware General Corporation Law whereby HollyFrontier will merge with and into Parent Merger Sub, with HollyFrontier surviving such merger as a direct wholly owned subsidiary of New Parent (the “HFC Merger”) and (b) immediately following the HFC Merger, a contribution whereby Sinclair HoldCo will contribute all of the equity interests of the Target Company to New Parent in exchange for shares of common stock of New Parent, par value $0.01 per share (“New Parent Common Stock”), resulting in the Target Company becoming a direct wholly owned subsidiary of New Parent (the “Sinclair Acquisition” and, collectively with the HFC Merger, the “HFC Transactions”). Immediately prior to the HFC Transactions, the transactions contemplated by that certain Contribution Agreement, dated as of August 2, 2021 (the “Contribution Agreement”), by and among Sinclair HoldCo, Sinclair Transportation Company and Holly Energy Partners, L.P. (the “Partnership”) will occur (the “HEP Transactions” and together with the HFC Transactions, the “Sinclair Transactions”).

On August 3, 2021, Michael C. Jennings, Chief Executive Officer and President of HollyFrontier (“Mr. Jennings”), sent a letter to HollyFrontier employees announcing HollyFrontier’s entry into the Business Combination Agreement. A copy of the letter sent to HollyFrontier employees is attached as Exhibit 99.1 to, and is incorporated by reference into, this Current Report on Form 8-K.

On August 3, 2021, Mr. Jennings sent a letter to Target Company employees announcing the Target Company’s entry into the Business Combination Agreement. A copy of the letter sent to Target Company employees is attached as Exhibit 99.2 to, and is incorporated by reference into, this Current Report on Form 8-K.

On August 3, 2021, Mr. Jennings sent a letter to Puget Sound Refinery employees announcing HollyFrontier’s entry into the Business Combination Agreement. A copy of the letter sent to Puget Sound Refinery employees is attached as Exhibit 99.3 to, and is incorporated by reference into, this Current Report on Form 8-K.

On August 3, 2021, Sinclair HoldCo issued a press release announcing Sinclair HoldCo’s entry into the Business Combination Agreement. A copy of the press release is attached as Exhibit 99.4 to, and is incorporated by reference into, this Current Report on Form 8-K.

On August 3, 2021, HollyFrontier hosted a conference call to discuss its entry into the Business Combination Agreement. A copy of the conference call transcript is attached as Exhibit 99.5 to, and is incorporated by reference into, this Current Report on Form 8-K.

On August 3, 2021, HEP filed with the Securities and Exchange Commission (“SEC”) a Form 8-K announcing HEP’s entry into the Contribution Agreement (the “HEP 8-K”). The HEP 8-K is attached as Exhibit 99.6 to, and is incorporated by reference into, this Current Report on Form 8-K.

Cautionary Statement Regarding Forward Looking Statements

This communication may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “anticipate(s),” “project(s),” “expect(s),” “plan(s),” “goal(s),” “forecast(s),” “strategy”, “intend(s),” “should,” “would,” “could,” “believe,” “may,” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the acquisition by HollyFrontier and the Partnership of Sinclair Oil Corporation and Sinclair Transportation Company (collectively, “Sinclair”), statements regarding the acquisition by HollyFrontier of the Puget Sound Refinery from Shell (the “PSR Transaction”), pro forma descriptions of the combined companies and their operations, integration and transition plans, synergies, opportunities and anticipated future performance. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier and/or the Partnership, and they are not guarantees of future performance. These forward-looking statements are based on assumptions using currently available information and expectations as of the date thereof that HollyFrontier management believes are reasonable, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to (i) HollyFrontier’s and the Partnership’s failure to successfully close the Sinclair Transactions or, once closed, integrate the operations of Sinclair with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; (ii) the satisfaction or waiver of the conditions precedent to the proposed Sinclair Transactions, including, without limitation, the receipt of the HollyFrontier stockholder approval for the issuance of New Parent Common Stock at closing and regulatory approvals (including clearance by antitrust authorities necessary to complete the Sinclair Transactions) on the terms and timeline desired, (iii) risks relating to the value of the shares of New Parent’s common stock and the value of the Partnership’s limited partner common units to be issued at the closing of the Sinclair Transactions from sales in anticipation of closing and by the Sinclair holders following the closing, (iv) legal proceedings that may be instituted against HollyFrontier or the Partnership following the announcement of the proposed Sinclair Transactions, (v) HollyFrontier’s failure to successfully close the PSR Transaction or, once closed, integrate the operations of the Puget Sound Refinery with its existing operations and fully realize the expected synergies of the PSR Transaction or on the expected timeline; (vi) disruption the Sinclair Transactions may cause to customers, vendors, business partners and HollyFrontier’s and the Partnership’s ongoing business, (vii) the extraordinary market environment and effects of the COVID-19 pandemic, including a significant decline in demand for refined petroleum products in the markets we serve, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricant and specialty products in HollyFrontier’s and the Partnership’s markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the work force or in response to reductions in demand, effects of current and future governmental and environmental regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic, and (viii) other factors, including those listed in the most recent annual, quarterly and periodic reports of HollyFrontier and the Partnership filed with the SEC, whether or not related to either proposed transaction. All forward-looking statements included in this report are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier and the Partnership undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HollyFrontier assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this communication or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures HollyFrontier makes in its filings with the SEC.

Additional Information and Where to Find It

The issuance of 60,230,036 shares of New Parent Common Stock in connection with the HFC Transactions (the “Sinclair Stock Consideration”) will be submitted to HollyFrontier’s stockholders for their consideration. In connection with the issuance of the Sinclair Stock Consideration, HollyFrontier will (i) prepare a proxy statement for HollyFrontier’s stockholders to be filed with the SEC, (ii) mail the proxy statement to its stockholders, and (iii) file other documents regarding the issuance of the Sinclair Stock Consideration and the proposed HFC Transactions with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that HollyFrontier may file with the SEC in connection with the issuance of the Sinclair Stock

Consideration or the proposed HFC Transactions. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available) and any other documents filed or furnished by HollyFrontier with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com.

Participants in Solicitation

HollyFrontier and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration. Information about HollyFrontier’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 25, 2021. The proxy statement is available free of charge from the sources indicated above, and from HollyFrontier by going to its investor relations page on its corporate web site at www.hollyfrontier.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the issuance of the Sinclair Stock Consideration will be included in the proxy statement and other relevant materials HollyFrontier files with the SEC in connection with the proposed HFC Transactions.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Letter to employees of HollyFrontier Corporation, dated August 3, 2021

99.2	Letter to certain employees of The Sinclair Companies, dated August 3, 2021

99.3	Letter to employees of Puget Sound Refinery, dated August 3, 2021

99.4	Press Release of The Sinclair Companies, issued August 3, 2021

99.5	HollyFrontier Corporation Conference Call Transcript, dated August 3, 2021

99.6	Form 8-K filed by Holly Energy Partners, L.P. (incorporated by reference to Holly Energy Partners, L.P.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2021)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

Date: August 3, 2021	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer